UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2005

NDCHEALTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12392	58-0977458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

NDC Plaza, Atlanta, Georgia 30329-2010

(Address of Principal Executive Offices) (Zip Code)

(404) 728-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 22, 2005, NDCHealth issued a press release announcing that it had extended the expiration date for the previously announced cash tender offer and consent solicitation for its $200 million outstanding of 10 1/2% senior subordinated notes due 2012 from 12:00 midnight, U.S. Eastern time, on Monday January 9, 2006, to 5:00 p.m., U.S. Eastern time, on Thursday, January 19, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
99.1	Press Release dated December 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHEALTH CORPORATION

By:	/s/ James W. Fitzgibbons
Name:	James W. Fitzgibbons
Title:	Vice President, Finance and Chief
Accounting Officer

Dated: December 22, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated December 22, 2005.